FILED PURSUANT TO RULE 497(E)
                                                     REGISTRATION NO. 333-141582

                GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND
                                  (THE "FUND")

                        A PORTFOLIO OF THE 787 FUND, INC.

    SUPPLEMENT DATED NOVEMBER 14, 2008, TO THE FUND'S PROSPECTUS DATED MARCH
      11, 2008, AS SUPPLEMENTED ON JULY 10, 2008, AND ON OCTOBER 17, 2008

Effective November 14, 2008, the "Exchanging Shares" section of the Prospectus should be replaced with the following:

You can exchange shares of the Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relatives NAVs. You may call your broker to obtain a list of the funds whose shares you may acquire through an exchange. Class C Shares will continue to age from the date of original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange. You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or the Fund (after re-exchange into the Fund), such shares will be subject to the CDSC calculated by excluding the time such shares were held in a money market fund. The Fund or any of the other funds may impose limitations on, or terminate, the exchange privilege with respect to such fund or any investor at any time.

In effecting an exchange:

     o you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;
     o if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;
     o if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;
     o      you may realize a taxable gain or loss;
     o you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554), or visit our website at WWW.GABELLI.COM to obtain the prospectus; and
     o you should be aware that brokers may charge a fee for handling an exchange for you.

You may exchange shares by telephone, by mail, over the Internet, or through a registered broker-dealer or other financial intermediary.


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     o      EXCHANGE  BY  TELEPHONE.  You  may  give  exchange  instructions  by
            telephone  by  calling  800-GABELLI  (800-422-3554).   You  may  not
            exchange shares by telephone if you hold share certificates.

     o      EXCHANGE BY MAIL.  You may send a written  request for exchanges to:
            THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

     o EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at WWW.GABELLI.COM. You may not exchange shares through the Internet if you hold share certificates. The Fund may impose limitations from time to time on Internet exchanges.

The Fund may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your broker and does not benefit the Fund or the Adviser in any way. It would be in addition to the sales charges and other costs, if any, described in this Prospectus and must be disclosed to you by your broker.